UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2011

TUFFNELL LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-53610	26-2463465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14001 N. 7th Street

Bldg D170, Suite 50

Phoenix, AZ 85022

(Address of principal executive offices)

(480) 535-4999

.(Registrant’s telephone number, including area code)

81 Oxford St, London,
W1D 2EU United Kingdom

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events; Change of Corporate Address

Effective December 26, 2011, Tuffnell Ltd. (the “Company”) has changed the location and phone number of its principal executive corporate office.

The new address is:

14001 N. 7th Street

Bldg D170, Suite 50

Phoenix, AZ 85022

Phone/Fax: (480) 535-4999

Toll Free: (855) 883-3635

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tuffnell Ltd.

/s/ Robert D. Coale
Robert D. Coale, President

Date:  December 29, 2011